QuickLinks -- Click here to rapidly navigate through this document

As filed with the Securities and Exchange Commission on February 23, 2015

Registration No. 333-200421

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective
Amendment No. 1
to
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

KINDER MORGAN, INC.*
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	80-0682103 (I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(713) 369-9000
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

David R. DeVeau
Vice President and General Counsel
Kinder Morgan, Inc.
1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(713) 369-9000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

Troy L. Harder
Bracewell & Giuliani LLP
711 Louisiana Street, Suite 2300
Houston, Texas 77002
(713) 221-1456

         Approximate date of commencement of proposed sale to the public:
From time to time after the effective date of this registration statement.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.    ☐

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.    ☒

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☒

         If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☐

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

*
Includes certain subsidiaries of Kinder Morgan, Inc. identified below. Unless otherwise indicated, the address and telephone number of each registrant's principal executive offices and the name, address and telephone number of each registrant's agent for service is the same as that set forth above for Kinder Morgan, Inc.

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
COLORADO INTERSTATE ISSUING CORPORATION	Delaware	26-1397951
COPANO ENERGY FINANCE CORPORATION	Delaware	20-3151590
DAKOTA BULK TERMINAL, INC.	Wisconsin	41-1734333
EL PASO CITRUS HOLDINGS, INC.	Delaware	04-3607282
EP ENERGY HOLDING COMPANY	Delaware	45-4101332
EPTP ISSUING CORPORATION	Delaware	45-3971704
HBM ENVIRONMENTAL, INC.	Louisiana	72-1198254
HILAND PARTNERS FINANCE CORP.	Delaware	56-2627500
KINDER MORGAN ARROW TERMINALS HOLDINGS, INC.	Delaware	62-1766451
KINDER MORGAN BULK TERMINALS, INC.	Louisiana	72-1073113
KINDER MORGAN CARBON DIOXIDE TRANSPORTATION COMPANY	Delaware	34-1468343
KINDER MORGAN TERMINALS, INC.	Delaware	26-3061236
KM DECATUR, INC.	Alabama	63-1026019
KMGP SERVICES COMPANY INC.	Delaware	76-0661680
KN TELECOMMUNICATIONS, INC.	Colorado	84-1456517
NGPL HOLDCO INC.	Delaware	26-1907668
RCI HOLDINGS, INC.	Louisiana	72-0927450
SOUTHERN NATURAL ISSUING CORPORATION	Delaware	26-1397784
TAJON HOLDINGS, INC.	Pennsylvania	25-1728889
TENNESSEE GAS PIPELINE ISSUING CORPORATION	Delaware	45-3992009
WESTERN PLANT SERVICES, INC.	California	68-0214553
AGNES B CRANE, LLC	Louisiana	84-1620918
AMERICAN PETROLEUM TANKERS II LLC	Delaware	N/A
AMERICAN PETROLEUM TANKERS III LLC	Delaware	N/A
AMERICAN PETROLEUM TANKERS IV LLC	Delaware	N/A
AMERICAN PETROLEUM TANKERS LLC	Delaware	N/A
AMERICAN PETROLEUM TANKERS PARENT LLC	Delaware	N/A
AMERICAN PETROLEUM TANKERS V LLC	Delaware	N/A
AMERICAN PETROLEUM TANKERS VI LLC	Delaware	N/A
AMERICAN PETROLEUM TANKERS VII LLC	Delaware	N/A
APT FLORIDA LLC	Delaware	N/A
APT INTERMEDIATE HOLDCO LLC	Delaware	N/A
APT NEW INTERMEDIATE HOLDCO LLC	Delaware	N/A
APT PENNSYLVANIA LLC	Delaware	N/A
APT SUNSHINE STATE LLC	Delaware	N/A
AUDREY TUG LLC	Delaware	26-4690790
BEAR CREEK STORAGE COMPANY, L.L.C.	Louisiana	63-0766035
BETTY LOU LLC	Delaware	26-4569062
CAMINO REAL GATHERING COMPANY, L.L.C.	Delaware	27-3383291
CANTERA GAS COMPANY LLC	Delaware	38-3432972
CDE PIPELINE LLC	Delaware	45-4765020
CENTRAL FLORIDA PIPELINE LLC	Delaware	59-1084277
CHEYENNE PLAINS GAS PIPELINE COMPANY, L.L.C.	Delaware	84-1618229
CIG GAS STORAGE COMPANY LLC	Delaware	N/A

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
CIG PIPELINE SERVICES COMPANY, L.L.C.	Delaware	26-1102190
CIMMARRON GATHERING LLC.	Texas	N/A
COLORADO INTERSTATE GAS COMPANY, L.L.C.	Delaware	84-0173305
COPANO DOUBLE EAGLE LLC	Delaware	26-4316438
COPANO ENERGY SERVICES/UPPER GULF COAST LLC	Texas	46-4725613
COPANO ENERGY, L.L.C.	Delaware	51-0411678
COPANO FIELD SERVICES GP, L.L.C.	Delaware	20-1862487
COPANO FIELD SERVICES/NORTH TEXAS, L.L.C.	Delaware	26-1586828
COPANO FIELD SERVICES/SOUTH TEXAS LLC	Texas	46-4668646
COPANO FIELD SERVICES/UPPER GULF COAST LLC	Texas	46-4714794
COPANO LIBERTY, LLC	Delaware	26-3154210
COPANO NGL SERVICES (MARKHAM) L.L.C.	Delaware	27-0904927
COPANO NGL SERVICES LLC	Texas	46-4737892
COPANO PIPELINES GROUP, L.L.C.	Delaware	51-0411715
COPANO PIPELINES/NORTH TEXAS, L.L.C.	Delaware	27-1125058
COPANO PIPELINES/ROCKY MOUNTAINS LLC	Delaware	20-0659235
COPANO PIPELINES/SOUTH TEXAS LLC	Texas	46-4656852
COPANO PIPELINES/UPPER GULF COAST LLC	Texas	46-4695294
COPANO PROCESSING LLC	Texas	46-4458657
COPANO RISK MANAGEMENT LLC	Texas	N/A
COPANO/WEBB-DUVAL PIPELINE LLC	Texas	N/A
CPNO SERVICES LLC	Texas	N/A
DELTA TERMINAL SERVICES LLC	Delaware	72-1284643
EAGLE FORD GATHERING LLC	Delaware	27-1365749
EL PASO CHEYENNE HOLDINGS, L.L.C.	Delaware	N/A
EL PASO CNG COMPANY, L.L.C.	Delaware	84-0890602
EL PASO ENERGY SERVICE COMPANY, LLC	Delaware	N/A
EL PASO LLC	Delaware	76-0568816
EL PASO MIDSTREAM GROUP LLC	Delaware	N/A
EL PASO NATURAL GAS COMPANY, L.L.C.	Delaware	46-0809216
EL PASO NORIC INVESTMENTS III, L.L.C.	Delaware	N/A
EL PASO RUBY HOLDING COMPANY, L.L.C.	Delaware	N/A
EL PASO TENNESSEE PIPELINE CO., L.L.C.	Delaware	76-0233548
ELBA EXPRESS COMPANY, L.L.C.	Delaware	N/A
ELIZABETH RIVER TERMINALS LLC	Delaware	27-3076713
EMORY B CRANE, LLC	Louisiana	84-1620908
EPBGP CONTRACTING SERVICES, LLC	Delaware	N/A
EP RUBY LLC	Delaware	N/A
FERNANDINA MARINE CONSTRUCTION MANAGEMENT LLC	Delaware	N/A
FRANK L. CRANE, LLC	Louisiana	84-1620921
GENERAL STEVEDORES GP, LLC	Texas	20-5269648
GENERAL STEVEDORES HOLDINGS LLC	Delaware	20-4087109
GLOBAL AMERICAN TERMINALS LLC	Delaware	62-1838411
HAMPSHIRE LLC	Delaware	26-4690721
HARRAH MIDSTREAM LLC	Delaware	45-0833350

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
HILAND CRUDE, LLC	Oklahoma
HILAND OPERATING, LLC	Delaware	71-0972727
HILAND PARTNERS, LLC	Oklahoma	73-1596920
HILAND PARTNERS HOLDINGS, LLC	Delaware	N/A
ICPT, L.L.C.	Louisiana	72-1422387
INDEPENDENT TRADING & TRANSPORTATION COMPANY I, L.L.C.	Oklahoma
J.R. NICHOLLS LLC	Delaware	26-4690422
JAVELINA TUG LLC	Delaware	26-4690378
JEANNIE BREWER LLC	Delaware	26-4690831
JV TANKER CHARTERER LLC	Delaware	N/A
KINDER MORGAN 2-MILE LLC	Delaware	36-2735673
KINDER MORGAN ADMINISTRATIVE SERVICES TAMPA LLC	Delaware	46-2931924
KINDER MORGAN ALTAMONT LLC	Delaware	46-2383182
KINDER MORGAN AMORY LLC	Mississippi	20-1645543
KINDER MORGAN ARROW TERMINALS, L.P.	Delaware	62-1765845
KINDER MORGAN BALTIMORE TRANSLOAD TERMINAL LLC	Delaware	20-4871985
KINDER MORGAN BATTLEGROUND OIL LLC	Delaware	N/A
KINDER MORGAN BORDER PIPELINE LLC	Delaware	26-0634502
KINDER MORGAN CO2 COMPANY, L.P.	Texas	76-0554627
KINDER MORGAN COCHIN LLC	Delaware	20-8824327
KINDER MORGAN COLUMBUS LLC	Delaware	26-0430326
KINDER MORGAN COMMERCIAL SERVICES LLC	Delaware	20-4673552
KINDER MORGAN CONTRACTING SERVICES LLC	Delaware	N/A
KINDER MORGAN CRUDE & CONDENSATE LLC	Delaware	45-3456791
KINDER MORGAN CRUDE OIL PIPELINES LLC	Delaware	26-0449613
KINDER MORGAN CRUDE TO RAIL LLC	Delaware	N/A
KINDER MORGAN CUSHING LLC	Delaware	N/A
KINDER MORGAN DALLAS FORT WORTH RAIL TERMINAL LLC	Delaware	20-4499927
KINDER MORGAN (DELAWARE), LLC	Delaware	43-1761550
KINDER MORGAN ENDEAVOR LLC	Delaware	27-1006843
KINDER MORGAN ENERGY PARTNERS, L.P.	Delaware	76-0380342
KINDER MORGAN EP MIDSTREAM LLC	Delaware	45-5334086
KINDER MORGAN FINANCE COMPANY LLC	Delaware	98-0477770
KINDER MORGAN FLEETING LLC	Delaware	N/A
KINDER MORGAN FREEDOM PIPELINE LLC	Delaware	N/A
KINDER MORGAN KEYSTONE GAS STORAGE LLC	Delaware	04-3617867
KINDER MORGAN KMAP LLC	Delaware	N/A
KINDER MORGAN LAS VEGAS LLC	Delaware	36-3686525
KINDER MORGAN LINDEN TRANSLOAD TERMINAL LLC	Delaware	20-4871819
KINDER MORGAN LIQUIDS TERMINALS LLC	Delaware	36-2827997
KINDER MORGAN LIQUIDS TERMINALS ST. GABRIEL LLC	Delaware	N/A
KINDER MORGAN MARINE SERVICES LLC	Delaware	26-1096479
KINDER MORGAN MATERIALS SERVICES, LLC	Pennsylvania	43-1961238
KINDER MORGAN MID ATLANTIC MARINE SERVICES LLC	Delaware	26-1096549
KINDER MORGAN NATGAS O&M LLC	Delaware	N/A

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
KINDER MORGAN NORTH TEXAS PIPELINE LLC	Delaware	26-0634555
KINDER MORGAN OPERATING L.P. "A"	Delaware	76-0380015
KINDER MORGAN OPERATING L.P. "B"	Delaware	76-0414819
KINDER MORGAN OPERATING L.P. "C"	Delaware	76-0547319
KINDER MORGAN OPERATING L.P. "D"	Delaware	76-0561780
KINDER MORGAN PECOS LLC	Delaware	20-4540914
KINDER MORGAN PECOS VALLEY LLC	Delaware	N/A
KINDER MORGAN PETCOKE GP LLC	Delaware	16-1721400
KINDER MORGAN PETCOKE, L.P.	Delaware	20-2640394
KINDER MORGAN PETCOKE LP LLC	Delaware	20-2734041
KINDER MORGAN PETROLEUM TANKERS LLC	Delaware	N/A
KINDER MORGAN PIPELINE LLC	Delaware	36-3547843
KINDER MORGAN PORT MANATEE TERMINAL LLC	Delaware	27-0796736
KINDER MORGAN PORT SUTTON TERMINAL LLC	Delaware	20-0388851
KINDER MORGAN PORT TERMINALS USA LLC	Delaware	N/A
KINDER MORGAN PRODUCTION COMPANY LLC	Delaware	26-0449452
KINDER MORGAN RAIL SERVICES LLC	Delaware	27-4212015
KINDER MORGAN RESOURCES II LLC	Delaware	N/A
KINDER MORGAN RESOURCES III LLC	Delaware	N/A
KINDER MORGAN RESOURCES LLC	Delaware	N/A
KINDER MORGAN RIVER TERMINALS LLC	Tennessee	62-1525376
KINDER MORGAN SCURRY CONNECTOR LLC	Delaware	N/A
KINDER MORGAN SERVICES LLC	Delaware	11-3654111
KINDER MORGAN SEVEN OAKS LLC	Delaware	26-0514145
KINDER MORGAN SOUTHEAST TERMINALS LLC	Delaware	20-0387389
KINDER MORGAN TANK STORAGE TERMINALS LLC	Delaware	36-2855293
KINDER MORGAN TEJAS PIPELINE LLC	Delaware	26-0449826
KINDER MORGAN TEXAS PIPELINE LLC	Delaware	26-0449814
KINDER MORGAN TEXAS TERMINALS, L.P.	Delaware	20-4582584
KINDER MORGAN TRANSMIX COMPANY, LLC	Delaware	23-2992048
KINDER MORGAN TREATING LP	Delaware	20-3799420
KINDER MORGAN URBAN RENEWAL, L.L.C.	New Jersey	N/A
KINDER MORGAN UTICA LLC	Delaware	N/A
KINDER MORGAN VIRGINIA LIQUIDS TERMINALS LLC	Delaware	46-2474610
KINDER MORGAN WINK PIPELINE LLC	Delaware	26-0449718
KINDERHAWK FIELD SERVICES LLC	Delaware	27-2540813
KM CRANE LLC	Maryland	86-1059673
KM EAGLE GATHERING LLC	Delaware	N/A
KM GATHERING LLC	Delaware	N/A
KM KASKASKIA DOCK LLC	Delaware	N/A
KM LIQUIDS TERMINALS LLC	Delaware	26-0449722
KM NORTH CAHOKIA LAND LLC	Delaware	N/A
KM NORTH CAHOKIA SPECIAL PROJECT LLC	Delaware	N/A
KM NORTH CAHOKIA TERMINAL PROJECT LLC	Delaware	N/A
KM SHIP CHANNEL SERVICES LLC	Delaware	26-4690171

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
KM TREATING GP LLC	Delaware	27-0864888
KM TREATING PRODUCTION LLC	Delaware	N/A
KMBT LLC	Delaware	N/A
KNIGHT POWER COMPANY LLC	Delaware	26-2988233
LOMITA RAIL TERMINAL LLC	Delaware	72-1552009
MILWAUKEE BULK TERMINALS LLC	Wisconsin	39-1569624
MJR OPERATING LLC	Maryland	86-1059670
MOJAVE PIPELINE COMPANY, L.L.C.	Delaware	76-0145884
MOJAVE PIPELINE OPERATING COMPANY, L.L.C.	Texas	76-0228861
MR. BENNETT LLC	Delaware	26-4690686
MR. VANCE LLC	Delaware	26-4690761
NASSAU TERMINALS LLC	Delaware	N/A
PADDY RYAN CRANE, LLC	Louisiana	84-1620920
PALMETTO PRODUCTS PIPE LINE LLC	Delaware	N/A
PI 2 PELICAN STATE LLC	Delaware	N/A
PINNEY DOCK & TRANSPORT LLC	Delaware	34-0758193
QUEEN CITY TERMINALS LLC	Delaware	N/A
RAHWAY RIVER LAND LLC	Delaware	N/A
RAZORBACK TUG LLC	Delaware	26-4690508
RIVER TERMINALS PROPERTIES GP LLC	Delaware	N/A
RIVER TERMINAL PROPERTIES, L.P.	Tennessee	35-1915981
SCISSORTAIL ENERGY, LLC	Delaware	74-2964091
SNG PIPELINE SERVICES COMPANY, L.L.C.	Delaware	26-1102043
SOUTHERN GULF LNG COMPANY, L.L.C.	Delaware	N/A
SOUTHERN LIQUEFACTION COMPANY LLC	Delaware	N/A
SOUTHERN LNG COMPANY, L.L.C.	Delaware	63-0590022
SOUTHERN NATURAL GAS COMPANY, L.L.C.	Delaware	63-0196650
SOUTHTEX TREATERS LLC	Delaware	45-3909314
SOUTHWEST FLORIDA PIPELINE LLC	Delaware	N/A
SRT VESSELS LLC	Delaware	N/A
STEVEDORE HOLDINGS, L.P.	Delaware	20-2640477
TEJAS GAS, LLC	Delaware	76-0619237
TEJAS NATURAL GAS, LLC	Delaware	76-0614235
TENNESSEE GAS PIPELINE COMPANY, L.L.C.	Delaware	74-1056569
TEXAN TUG LLC	Delaware	26-4690640
TGP PIPELINE SERVICES COMPANY, L.L.C.	Delaware	27-4829301
TRANS MOUNTAIN PIPELINE (PUGET SOUND) LLC	Delaware	98-0000697
TRANSCOLORADO GAS TRANSMISSION COMPANY LLC	Delaware	26-2061358
TRANSLOAD SERVICES, LLC	Illinois	36-4289637
UTICA MARCELLUS TEXAS PIPELINE LLC	Delaware	N/A
WYOMING INTERSTATE COMPANY, L.L.C.	Delaware	84-0867957

 EXPLANATORY NOTE

        This Amendment No. 1 to Registration Statement on Form S-3 (Registration No. 333-200421) of Kinder Morgan, Inc. (the "Company") is being filed to remove the following co-registrants as they are no longer subsidiary guarantors of the Company: El Paso Pipeline Corporation, El Paso Pipeline Holding Company, L.L.C, El Paso Pipeline LP Holdings, L.L.C, El Paso Pipeline GP Company, L.L.C., El Paso Pipeline Partners, L.P. ("EPB"), El Paso Pipeline Partners Operating Company, L.L.C., Kinder Morgan (Delaware), Inc., Kinder Morgan Pipelines (USA) Inc. and NS 307 Holdings Inc. This Amendment is also being filed to add the following subsidiary guarantors as co-registrants: Hiland Partners Finance Corp., Hiland Crude, LLC, Hiland Energy Partners, LLC, Hiland Operating, LLC, Hiland Partners, LLC, Hiland Partners Holdings, LLC, Independent Trading & Transportation I, L.L.C., Kinder Morgan (Delaware), LLC and Kinder Morgan Scurry Connector LLC. No changes or additions are being made hereby to the prospectus that forms a part of the Registration Statement. Accordingly, such prospectus is being omitted from this filing.

 PART II.

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.    Other Expenses of Issuance and Distribution.

        The following table sets forth the expenses to be incurred by Kinder Morgan, Inc. in connection with the issuance and distribution of the securities being registered.

SEC Registration Fee	$	*
Legal Fees and Expenses		**
Accounting Fees and Expenses		**
Fees and Expenses of Transfer Agent and Trustee		**
Listing Fees		**
Printing Fees		**
Miscellaneous		**

Total	$	**

*
To be deferred pursuant to Rule 456(b) and calculated in connection with the offering of securities under this registration statement pursuant to Rule 457(r).

**
Because an indeterminate amount of securities is covered by this registration statement, the expenses in connection with the issuance and distribution of the securities cannot be determined at this time. The estimates of such expenses will be included in the applicable prospectus supplement.

Item 15.    Indemnification of Directors and Officers.

        Section 145 of the Delaware General Corporation Law, or DGCL, provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Section 145 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or such other court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

        As permitted by the DGCL, the registrant's certificate of incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach of fiduciary duty as a director, except for liability:

  •
  for any breach of the director's duty of loyalty to the registrant or its stockholders;

  •
  for acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

  •
  under Section 174 of the DGCL regarding unlawful dividends and stock purchases; or

  •
  for any transaction from which the director derived an improper personal benefit.

        As permitted by the DGCL, the registrant's certificate of incorporation and bylaws provide that:

  •
  the registrant is required to indemnify its directors and officers to the fullest extent permitted under the DGCL, subject to very limited exceptions;

  •
  the registrant may indemnify its other employees and agents to the fullest extent permitted by law, subject to very limited exceptions;

  •
  the registrant is required to advance expenses, as incurred, to its directors and officers in connection with a proceeding to the maximum extent permitted under the DGCL, subject to very limited exceptions; and

  •
  the rights conferred in the certificate of incorporation or bylaws are not exclusive.

        The registrant maintains liability insurance policies covering its officers and directors against some liabilities, including certain liabilities under the Securities Act, that may be incurred by them.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 16.    Exhibits.

        Reference is made to the Index to Exhibits following the signature pages hereto, which Index to Exhibits is hereby incorporated into this item.

Item 17.    Undertakings.

        (a)   The undersigned registrant hereby undertakes:

          (1)   To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i)  To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

             (ii)  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

            (iii)  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

  provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the registration statement is on Form S-3 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;

          (2)   That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

          (3)   To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4)   That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

              (i)  each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

             (ii)  each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be a part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

          (5)   That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

              (i)  Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

             (ii)  Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

            (iii)  The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

            (iv)  Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

        (b)   The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c)   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 23, 2015.

KINDER MORGAN, INC.
By:	/s/ KIMBERLY A. DANG
	Name:	Kimberly A. Dang
	Title:	Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act, this registration statement, or amendment thereto, has been signed by the following persons in the capacities indicated on February 23, 2015.

Signature	Title

/s/ RICHARD D. KINDER Richard D. Kinder	Director, Chairman and Chief Executive Officer (Principal Executive Officer)
/s/ KIMBERLY A. DANG Kimberly A. Dang	Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
/s/ ANTHONY W. HALL, JR.* Anthony W. Hall, Jr.	Director
/s/ STEVEN J. KEAN* Steven J. Kean	Director
/s/ DEBORAH A. MACDONALD* Deborah A. Macdonald	Director
/s/ MICHAEL J. MILLER* Michael J. Miller	Director
/s/ MICHAEL C. MORGAN* Michael C. Morgan	Director

Signature		Title

/s/ FAYEZ SAROFIM* Fayez Sarofim		Director
/s/ C. PARK SHAPER* C. Park Shaper		Director
/s/ JOEL V. STAFF* Joel V. Staff		Director
/s/ ROBERT F. VAGT* Robert F. Vagt		Director
*By:	/s/ DAVID R. DEVEAU David R. DeVeau Attorney-in-fact for persons indicated

Constituting a majority of the Board of Directors

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, each registrant below has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on February 23, 2015.

KINDER MORGAN ENERGY PARTNERS, L.P. KINDER MORGAN OPERATING L.P. "A" KINDER MORGAN OPERATING L.P. "B" KINDER MORGAN OPERATING L.P. "C" KINDER MORGAN OPERATING L.P. "D" KINDER MORGAN CO2 COMPANY, L.P.
By:	Kinder Morgan G.P., Inc. its general partner
By:	/s/ DAVID R. DEVEAU David R. DeVeau Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on February 23, 2015.

Signature		Title

/s/ RICHARD D. KINDER Richard D. Kinder		Director, Chairman of the Board and Chief Executive Officer of Kinder Morgan G.P., Inc. (Principal Executive Officer)
/s/ KIMBERLY A. DANG Kimberly A. Dang		Vice President and Chief Financial Officer of Kinder Morgan G.P., Inc. (Principal Financial and Accounting Officer)
/s/ STEVEN J. KEAN* Steven J. Kean		Director of Kinder Morgan G.P., Inc.
*By:	/s/ DAVID R. DEVEAU David R. DeVeau Attorney-in-fact for persons indicated

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, each registrant below (each a "Corporation") has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on February 23, 2015.

COPANO ENERGY FINANCE CORPORATION
DAKOTA BULK TERMINAL, INC.
EL PASO CITRUS HOLDINGS, INC.
EP ENERGY HOLDING COMPANY
EPTP ISSUING CORPORATION
HBM ENVIRONMENTAL, INC.
HILAND PARTNERS FINANCE CORP.
KINDER MORGAN ARROW TERMINALS HOLDINGS, INC.
KINDER MORGAN BULK TERMINALS, INC.
KINDER MORGAN CARBON DIOXIDE TRANSPORTATION COMPANY
KINDER MORGAN TERMINALS, INC.
KM DECATUR, INC.
KMGP SERVICES COMPANY, INC.
KN TELECOMMUNICATIONS, INC.
NGPL HOLDCO INC.
RCI HOLDINGS, INC.
SOUTHERN NATURAL ISSUING CORPORATION
TAJON HOLDINGS, INC.
TENNESSEE GAS PIPELINE ISSUING CORPORATION
WESTERN PLANT SERVICES, INC.
By:	/s/ DAVID R. DEVEAU David R. DeVeau Vice President of each Corporation

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on February 23, 2015.

Signature	Title

/s/ RICHARD D. KINDER Richard D. Kinder	Chairman of each of Dakota Bulk Terminal, Inc., HBM Environmental, Inc., Kinder Morgan Arrow Terminals Holdings, Inc., Kinder Morgan Bulk Terminals, Inc., Kinder Morgan Terminals, Inc., KM Decatur, Inc., KMGP Services Company, Inc., RCI Holdings, Inc., Tajon Holdings, Inc. and Western Plant Services, Inc. (Principal Executive Officer)
/s/ KIMBERLY A. DANG Kimberly A. Dang	Vice President of each Corporation (Principal Financial and Accounting Officer)
/s/ STEVEN J. KEAN Steven J. Kean
Director of each Corporation and President of each of Copano Energy Finance Corporation, El Paso Citrus Holdings, Inc., El Paso Pipeline Corporation, EP Energy Holding Company, EPTP Issuing Corporation, Hiland Partners Finance Corp., KN Telecommunications, Inc. and NGPL Holdco Inc. (Principal Executive Officer)
/s/ JESSE ARENIVAS Jesse Arenivas	President of Kinder Morgan Carbon Dioxide Transportation Company (Principal Executive Officer)
/s/ KIMBERLY S. WATSON Kimberly S. Watson	President of each of Southern Natural Issuing Corporation and Tennessee Gas Pipeline Issuing Corporation (Principal Executive Officer)
/s/ DAVID R. DEVEAU David R. DeVeau	Director of each Corporation

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, each registrant below (each an "OLP A Member Managed Subsidiary") has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on February 23, 2015.

CAMINO REAL GATHERING COMPANY, L.L.C.
EAGLE FORD GATHERING LLC
EL PASO NATURAL GAS COMPANY, L.L.C.
KINDERHAWK FIELD SERVICES LLC
KINDER MORGAN ALTAMONT LLC
KINDER MORGAN BORDER PIPELINE LLC
KINDER MORGAN COCHIN LLC
KINDER MORGAN CRUDE & CONDENSATE LLC
KINDER MORGAN ENDEAVOR LLC
KINDER MORGAN EP MIDSTREAM LLC
KINDER MORGAN FREEDOM PIPELINE LLC
KINDER MORGAN KEYSTONE GAS STORAGE LLC
KINDER MORGAN NATGAS O&M LLC
KINDER MORGAN NORTH TEXAS PIPELINE LLC
KINDER MORGAN PECOS VALLEY LLC
KINDER MORGAN TEJAS PIPELINE LLC
KINDER MORGAN TEXAS PIPELINE, LLC
KINDER MORGAN TRANSMIX COMPANY, LLC
KINDER MORGAN TREATING LP
By KM Treating GP LLC,
its general partner
KINDER MORGAN UTICA LLC
KM EAGLE GATHERING LLC
KM GATHERING LLC
KM TREATING GP LLC
KM TREATING PRODUCTION LLC
MOJAVE PIPELINE COMPANY, L.L.C.
MOJAVE PIPELINE OPERATING COMPANY, L.L.C.
SOUTHTEX TREATERS LLC
TEJAS GAS, LLC
TEJAS NATURAL GAS, LLC
TRANSCOLORADO GAS TRANSMISSION COMPANY LLC
TRANS MOUNTAIN PIPELINE
(PUGET SOUND) LLC
UTICA MARCELLUS TEXAS PIPELINE LLC
By:	/s/ DAVID R. DEVEAU David R. DeVeau Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on February 23, 2015.

Signature		Title

/s/ RICHARD D. KINDER Richard D. Kinder		Director, Chairman of the Board and Chief Executive Officer of Kinder Morgan G.P., Inc., the general partner of Kinder Morgan Operating L.P. "A", the direct or indirect sole member or general partner of each OLP A Member Managed Subsidiary (Principal Executive Officer)
/s/ KIMBERLY A. DANG Kimberly A. Dang		Vice President and Chief Financial Officer of Kinder Morgan G.P., Inc. (Principal Financial and Accounting Officer)
/s/ STEVEN J. KEAN* Steven J. Kean		Director of Kinder Morgan G.P., Inc.
*By:	/s/ DAVID R. DEVEAU David R. DeVeau Attorney-in-fact for persons indicated

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, each registrant below (each a "KMP Member Managed Subsidiary") has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on February 23, 2015.

CANTERA GAS COMPANY LLC
CDE PIPELINE LLC
CIMMARRON GATHERING LLC
COPANO DOUBLE EAGLE LLC
COPANO ENERGY, L.L.C.
COPANO ENERGY SERVICES/UPPER GULF COAST LLC
COPANO FIELD SERVICES GP, L.L.C.
COPANO FIELD SERVICES/NORTH TEXAS, L.L.C.
COPANO FIELD SERVICES/SOUTH TEXAS LLC
COPANO FIELD SERVICES/UPPER GULF COAST LLC
COPANO LIBERTY, LLC
COPANO NGL SERVICES (MARKHAM), L.L.C.
COPANO NGL SERVICES LLC
COPANO PIPELINES GROUP, L.L.C.
COPANO PIPELINES/NORTH TEXAS, L.L.C.
COPANO PIPELINES/ROCKY MOUNTAINS, LLC
COPANO PIPELINES/SOUTH TEXAS LLC
COPANO PIPELINES/UPPER GULF COAST LLC
COPANO PROCESSING LLC
COPANO RISK MANAGEMENT LLC
COPANO/WEBB-DUVAL PIPELINE LLC
CPNO SERVICES LLC
CHEYENNE PLAINS GAS PIPELINE COMPANY, L.L.C.
CIG GAS STORAGE COMPANY LLC
ELBA EXPRESS COMPANY, L.L.C.
EPBGP CONTRACTING SERVICES LLC
EP RUBY LLC
HARRAH MIDSTREAM LLC
SCISSORTAIL ENERGY, LLC
SOUTHERN GULF LNG COMPANY, L.L.C.
SOUTHERN LIQUEFACTION COMPANY, L.L.C.
SOUTHERN LNG COMPANY, L.L.C.
WYOMING INTERSTATE COMPANY, L.L.C.
By:	/s/ DAVID R. DEVEAU David R. DeVeau Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on February 23, 2015.

Signature		Title

/s/ RICHARD D. KINDER Richard D. Kinder		Director, Chairman of the Board and Chief Executive Officer of Kinder Morgan G.P., Inc., the general partner of Kinder Morgan Energy Partners, L.P., the direct or indirect sole member of each KMP Member Managed Subsidiary (Principal Executive Officer)
/s/ KIMBERLY A. DANG Kimberly A. Dang		Vice President and Chief Financial Officer of Kinder Morgan G.P., Inc. (Principal Financial and Accounting Officer)
/s/ STEVEN J. KEAN* Steven J. Kean		Director of Kinder Morgan G.P., Inc.
*By:	/s/ DAVID R. DEVEAU David R. DeVeau Attorney-in-fact for persons indicated

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, each registrant below (each an "OLP C Member Managed Subsidiary") has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on February 23, 2015.

AMERICAN PETROLEUM TANKERS II LLC
AMERICAN PETROLEUM TANKERS III LLC
AMERICAN PETROLEUM TANKERS IV LLC
AMERICAN PETROLEUM TANKERS V LLC
AMERICAN PETROLEUM TANKERS VI LLC
AMERICAN PETROLEUM TANKERS VII LLC
AMERICAN PETROLEUM TANKERS LLC
AMERICAN PETROLEUM TANKERS PARENT LLC
APT INTERMEDIATE HOLDCO LLC
APT NEW INTERMEDIATE HOLDCO LLC
APT FLORIDA LLC
APT PENNSYLVANIA LLC
APT SUNSHINE STATE LLC
BETTY LOU LLC
ELIZABETH RIVER TERMINALS LLC
FERNANDINA MARINE CONSTRUCTION MANAGEMENT LLC
ICPT, L.L.C.
JV TANKER CHARTERER LLC
KINDER MORGAN BALTIMORE TRANSLOAD TERMINAL LLC
KINDER MORGAN COMMERCIAL SERVICES LLC
KINDER MORGAN DALLAS FORT WORTH RAIL TERMINAL LLC
KINDER MORGAN KMAP LLC
KINDER MORGAN LINDEN TRANSLOAD TERMINAL LLC
KINDER MORGAN LIQUIDS TERMINALS ST. GABRIEL LLC
KINDER MORGAN PETCOKE GP LLC
KINDER MORGAN PETCOKE, L.P.
By Kinder Morgan Petcoke GP LLC,
its general partner
KINDER MORGAN PETCOKE LP LLC
KINDER MORGAN PETROLEUM TANKERS LLC
KINDER MORGAN PORT MANATEE TERMINAL LLC
KINDER MORGAN PORT SUTTON TERMINAL LLC
KINDER MORGAN PORT TERMINALS USA LLC
KINDER MORGAN RAIL SERVICES LLC
KINDER MORGAN RESOURCES II LLC

KINDER MORGAN RESOURCES III LLC
KINDER MORGAN RESOURCES LLC
KM KASKASKIA DOCK LLC
KM NORTH CAHOKIA LAND LLC
KM NORTH CAHOKIA TERMINAL PROJECT LLC
LOMITA RAIL TERMINAL LLC
MJR OPERATING LLC
NASSAU TERMINALS LLC
PI 2 PELICAN STATE LLC
PINNEY DOCK & TRANSPORT LLC
SRT VESSELS LLC
STEVEDORE HOLDINGS, L.P.
By Kinder Morgan Petcoke GP LLC,
its general partner
By:	/s/ DAVID R. DEVEAU David R. DeVeau Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on February 23, 2015.

Signature		Title

/s/ RICHARD D. KINDER Richard D. Kinder		Director, Chairman of the Board and Chief Executive Officer of Kinder Morgan G.P., Inc., the general partner of Kinder Morgan Operating L.P. "C", the direct or indirect sole member or general partner of each OLP C Member Managed Subsidiary (Principal Executive Officer)
/s/ KIMBERLY A. DANG Kimberly A. Dang		Vice President and Chief Financial Officer of Kinder Morgan G.P., Inc. (Principal Financial and Accounting Officer)
/s/ STEVEN J. KEAN* Steven J. Kean		Director of Kinder Morgan G.P., Inc.
*By:	/s/ DAVID R. DEVEAU David R. DeVeau Attorney-in-fact for persons indicated

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, each registrant below (each a "KMBT Subsidiary") has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on February 23, 2015.

AGNES B CRANE, LLC
AUDREY TUG LLC
DELTA TERMINAL SERVICES LLC
EMORY B CRANE, LLC
FRANK L. CRANE, LLC
GENERAL STEVEDORES GP, LLC
GENERAL STEVEDORES HOLDINGS LLC
GLOBAL AMERICAN TERMINALS LLC
HAMPSHIRE LLC
JAVELINA TUG LLC
J.R. NICHOLLS LLC
JEANNIE BREWER LLC
KINDER MORGAN AMORY LLC
KINDER MORGAN ARROW TERMINALS, L.P.
By Kinder Morgan River Terminals LLC,
its general partner
KINDER MORGAN COLUMBUS LLC
KINDER MORGAN FLEETING LLC
KINDER MORGAN MARINE SERVICES LLC
KINDER MORGAN MID ATLANTIC MARINE SERVICES LLC
KINDER MORGAN RIVER TERMINALS LLC
KINDER MORGAN SEVEN OAKS LLC
KINDER MORGAN TEXAS TERMINALS, L.P.
By General Stevedores GP, LLC,
its general partner
KM CRANE LLC
KM NORTH CAHOKIA SPECIAL PROJECT LLC
KM SHIP CHANNEL SERVICES LLC
KMBT LLC
MILWAUKEE BULK TERMINALS LLC
MR. BENNETT LLC
MR. VANCE LLC
PADDY RYAN CRANE, LLC
QUEEN CITY TERMINALS LLC
RAZORBACK TUG LLC
RIVER TERMINALS PROPERTIES GP LLC
RIVER TERMINAL PROPERTIES, L.P.
By River Terminals Properties GP LLC,
its general partner
TEXAN TUG LLC

TRANSLOAD SERVICES, LLC
By:	/s/ DAVID R. DEVEAU David R. DeVeau Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on February 23, 2015.

Signature		Title

/s/ JOHN SCHLOSSER John Schlosser		President of each KMBT Subsidiary or its general partner, as applicable (Principal Executive Officer)
/s/ KIMBERLY A. DANG Kimberly A. Dang		Vice President and Chief Financial Officer of each KMBT Subsidiary or its general partner, as applicable (Principal Financial and Accounting Officer)
/s/ DAVID R. DEVEAU David R. DeVeau		Director of Kinder Morgan Bulk Terminals, Inc., the direct or indirect sole member or general partner of each KMBT Subsidiary
/s/ STEVEN J. KEAN* Steven J. Kean		Director of Kinder Morgan Bulk Terminals, Inc.
*By:	/s/ DAVID R. DEVEAU David R. DeVeau Attorney-in-fact for persons indicated

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, each registrant below (each an "OLP D Member Managed Subsidiary") has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on February 23, 2015.

CENTRAL FLORIDA PIPELINE LLC
KINDER MORGAN 2-MILE LLC
KINDER MORGAN ADMINISTRATIVE SERVICES TAMPA LLC
KINDER MORGAN BATTLEGROUND OIL LLC
KINDER MORGAN CRUDE TO RAIL LLC
KINDER MORGAN CUSHING LLC
KINDER MORGAN LAS VEGAS LLC
KINDER MORGAN LIQUIDS TERMINALS LLC
KINDER MORGAN MATERIALS SERVICES, LLC
KINDER MORGAN PIPELINE LLC
KINDER MORGAN TANK STORAGE TERMINALS LLC
KINDER MORGAN SOUTHEAST TERMINALS LLC
KM LIQUIDS TERMINALS LLC
KINDER MORGAN URBAN RENEWAL, L.L.C.
KINDER MORGAN VIRGINIA LIQUIDS TERMINALS LLC
PALMETTO PRODUCTS PIPE LINE LLC
RAHWAY RIVER LAND LLC
SOUTHWEST FLORIDA PIPELINE LLC
By:	/s/ DAVID R. DEVEAU David R. DeVeau Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on February 23, 2015.

Signature		Title

/s/ RICHARD D. KINDER Richard D. Kinder		Director, Chairman of the Board and Chief Executive Officer of Kinder Morgan G.P., Inc., the general partner of Kinder Morgan Operating L.P. "D", the direct or indirect sole member or general partner of each OLP D Member Managed Subsidiary (Principal Executive Officer)
/s/ KIMBERLY A. DANG Kimberly A. Dang		Vice President and Chief Financial Officer of Kinder Morgan G.P., Inc. (Principal Financial and Accounting Officer)
/s/ STEVEN J. KEAN* Steven J. Kean		Director of Kinder Morgan G.P., Inc.
*By:	/s/ DAVID R. DEVEAU David R. DeVeau Attorney-in-fact for persons indicated

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, each registrant below (each a "CO2 Member Managed Subsidiary") has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on February 23, 2015.

KINDER MORGAN CRUDE OIL PIPELINES LLC
KINDER MORGAN PECOS LLC
KINDER MORGAN PRODUCTION COMPANY LLC
KINDER MORGAN WINK PIPELINE LLC
KINDER MORGAN SCURRY CONDUCTOR LLC
By:	/s/ DAVID R. DEVEAU David R. DeVeau Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on February 23, 2015.

Signature		Title

/s/ RICHARD D. KINDER Richard D. Kinder		Director, Chairman of the Board and Chief Executive Officer of Kinder Morgan G.P., Inc., the general partner of Kinder Morgan CO2 Company, L.P., the direct or indirect sole member of each CO2 Member Managed Subsidiary (Principal Executive Officer)
/s/ KIMBERLY A. DANG Kimberly A. Dang		Vice President and Chief Financial Officer of Kinder Morgan G.P., Inc. (Principal Financial and Accounting Officer)
/s/ STEVEN J. KEAN* Steven J. Kean		Director of Kinder Morgan G.P., Inc.
*By:	/s/ DAVID R. DEVEAU David R. DeVeau Attorney-in-fact for persons indicated

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Bear Creek Storage Company, L.L.C. has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on February 23, 2015.

BEAR CREEK STORAGE COMPANY, L.L.C.
By:	/s/ DAVID R. DEVEAU David R. DeVeau Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on February 23, 2015.

Signature		Title

/s/ KIMBERLY S. WATSON Kimberly S. Watson		President (Principal Executive Officer)
/s/ KIMBERLY A. DANG Kimberly A. Dang		Vice President (Principal Financial and Accounting Officer)
/s/ DAVID R. DEVEAU David R. DeVeau		Member of the Management Committee of Southern Natural Gas Company, L.L.C. and Director of Tennessee Gas Pipeline Company, L.L.C., the members of Bear Creek Storage Company, L.L.C.
/s/ STEVEN J. KEAN* Steven J. Kean		Member of the Management Committee of Southern Natural Gas Company, L.L.C. and Director of Tennessee Gas Pipeline Company, L.L.C., the members of Bear Creek Storage Company, L.L.C.
*By:	/s/ DAVID R. DEVEAU David R. DeVeau Attorney-in-fact for persons indicated

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, each registrant below (each a "KMI Subsidiary") has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on February 23, 2015.

CIG PIPELINE SERVICES COMPANY, L.L.C.
EL PASO CHEYENNE HOLDINGS, L.L.C.
EL PASO CNG COMPANY, L.L.C.
EL PASO ENERGY SERVICE COMPANY, LLC
EL PASO LLC
EL PASO MIDSTREAM GROUP LLC
EL PASO NORIC INVESTMENTS III, L.L.C.
EL PASO RUBY HOLDING COMPANY, L.L.C.
EL PASO TENNESSEE PIPELINE CO., L.L.C.
HILAND CRUDE, LLC
HILAND OPERATING, LLC
HILAND PARTNERS, LLC
HILAND PARTNERS HOLDINGS, LLC
INDEPENDENT TRADING & TRANSPORTATION COMPANY I, L.L.C.
KINDER MORGAN CONTRACTING SERVICES LLC
KINDER MORGAN (DELAWARE), LLC
KINDER MORGAN FINANCE COMPANY LLC
KINDER MORGAN SERVICES LLC
KNIGHT POWER COMPANY LLC
SNG PIPELINE SERVICES COMPANY, L.L.C.
TGP PIPELINE SERVICES COMPANY, L.L.C.
By:	/s/ DAVID R. DEVEAU David R. DeVeau Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on February 23, 2015.

Signature	Title

/s/ RICHARD D. KINDER Richard D. Kinder	Chairman and Chief Executive Officer of Kinder Morgan, Inc., the direct or indirect sole member of each KMI Subsidiary (Principal Executive Officer)
/s/ KIMBERLY A. DANG Kimberly A. Dang	Vice President and Chief Financial Officer of Kinder Morgan, Inc. (Principal Financial and Accounting Officer)

Signature		Title

/s/ ANTHONY W. HALL, JR.* Anthony W. Hall, Jr.		Director of Kinder Morgan, Inc.
/s/ STEVEN J. KEAN* Steven J. Kean		Director of Kinder Morgan, Inc.
/s/ DEBORAH A. MACDONALD* Deborah A. Macdonald		Director of Kinder Morgan, Inc.
/s/ MICHAEL J. MILLER* Michael J. Miller		Director of Kinder Morgan, Inc.
/s/ MICHAEL C. MORGAN* Michael C. Morgan		Director of Kinder Morgan, Inc.
/s/ FAYEZ SAROFIM* Fayez Sarofim		Director of Kinder Morgan, Inc.
/s/ C. PARK SHAPER* C. Park Shaper		Director of Kinder Morgan, Inc.
/s/ JOEL V. STAFF* Joel V. Staff		Director of Kinder Morgan, Inc.
/s/ ROBERT F. VAGT* Robert F. Vagt		Director of Kinder Morgan, Inc.
*By:	/s/ DAVID R. DEVEAU David R. DeVeau Attorney-in-fact for the Person indicated

Constituting a majority of the Board of Directors

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, each registrant below (each a "CIG Entity") has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on February 23, 2015.

COLORADO INTERSTATE GAS COMPANY, L.L.C.
COLORADO INTERSTATE ISSUING CORPORATION
By:	/s/ DAVID R. DEVEAU David R. DeVeau Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on February 23, 2015.

Signature		Title

/s/ MARK A. KISSEL Mark A. Kissel		President of each CIG Entity (Principal Executive Officer)
/s/ DAVID P. MICHELS David P. Michels		Vice President and Chief Financial Officer of each CIG Entity (Principal Financial and Accounting Officer)
/s/ STEVEN J. KEAN* Steven J. Kean		Member of the Management Committee of Colorado Interstate Gas Company, L.L.C. and Director of Colorado Interstate Issuing Corporation
/s/ DAVID R. DEVEAU David R. DeVeau		Member of the Management Committee of Colorado Interstate Gas Company, L.L.C. and Director of Colorado Interstate Issuing Corporation
*By:	/s/ DAVID R. DEVEAU David R. DeVeau Attorney-in-fact for persons indicated

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant below has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on February 23, 2015.

SOUTHERN NATURAL GAS COMPANY, L.L.C.
By:	/s/ DAVID R. DEVEAU David R. DeVeau Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on February 23, 2015.

Signature		Title

/s/ KIMBERLY S. WATSON Kimberly S. Watson		President (Principal Executive Officer)
/s/ KIMBERLY A. DANG Kimberly A. Dang		Vice President (Principal Financial and Accounting Officer)
/s/ STEVEN J. KEAN* Steven J. Kean		Member of the Management Committee
/s/ DAVID R. DEVEAU David R. DeVeau		Member of the Management Committee
*By:	/s/ DAVID R. DEVEAU David R. DeVeau Attorney-in-fact for persons indicated

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant below has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on February 23, 2015.

TENNESSEE GAS PIPELINE COMPANY, L.L.C.
By:	/s/ DAVID R. DEVEAU David R. DeVeau Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on February 23, 2015.

Signature		Title

/s/ KIMBERLY S. WATSON Kimberly S. Watson		President (Principal Executive Officer)
/s/ KIMBERLY A. DANG Kimberly A. Dang		Vice President (Principal Financial and Accounting Officer)
/s/ STEVEN J. KEAN* Steven J. Kean		Director
/s/ DAVID R. DEVEAU David R. DeVeau		Director
*By:	/s/ DAVID R. DEVEAU David R. DeVeau Attorney-in-fact for persons indicated

 EXHIBIT INDEX

Exhibit Number			Description of Exhibit
1.1	**	—	Underwriting Agreement.
4.1		—	Senior Indenture, dated as of March 1, 2012, between Kinder Morgan, Inc. and U.S. Bank National Association, as Trustee (filed as Exhibit 4.1 to Kinder Morgan, Inc.'s Registration Statement on Form S-3 filed on March 1, 2012 and incorporated herein by reference).
4.2		—	Form of Senior Note of Kinder Morgan, Inc. (included in the Senior Indenture filed as Exhibit 4.1 to Kinder Morgan, Inc.'s Registration Statement on Form S-3 filed on March 1, 2012 and incorporated herein by reference).
4.3		—	Subordinated Indenture, dated as of March 1, 2012, between Kinder Morgan, Inc. and U.S. Bank National Association, as Trustee (filed as Exhibit 4.3 to Kinder Morgan, Inc.'s Registration Statement on Form S-3 filed on March 1, 2012 and incorporated herein by reference).
4.4		—	Form of Subordinated Note of Kinder Morgan, Inc. (included in the Subordinated Indenture filed as Exhibit 4.3 to Kinder Morgan, Inc.'s Registration Statement on Form S-3 filed on March 1, 2012 and incorporated herein by reference).
4.5		—	Cross Guarantee Agreement (filed as Exhibit 10.60 to Kinder Morgan, Inc.'s annual report on Form 10-K for the year ended December 31, 2014).
4.6		—	Form of certificate representing Class P common shares of Kinder Morgan, Inc. (filed as Exhibit 4.1 to Kinder Morgan, Inc.'s Registration Statement on Form S-1 filed on January 18, 2011 (File No. 333-170773) and incorporated herein by reference).
4.7		—	Shareholders Agreement among Kinder Morgan, Inc. and certain holders of common stock (filed as Exhibit 4.2 to Kinder Morgan, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (File No. 1-35081) and incorporated herein by reference).
5.1	***	—	Opinion of Bracewell & Giuliani LLP as to the legality of the securities being offered.
5.2	*	—	Opinion of Bracewell & Giuliani LLP as to the legality of the securities being offered.
23.1	***	—	Consent of Bracewell & Giuliani LLP (included in their opinion filed as Exhibit 5.1).
23.2	*	—	Consent of Bracewell & Giuliani LLP (included in their opinion filed as Exhibit 5.2).
23.3	*	—	Consent of PricewaterhouseCoopers LLP with respect to Kinder Morgan, Inc.
23.4	*	—	Consent of Netherland, Sewell & Associates, Inc. with respect to Kinder Morgan, Inc.
24.1	***	—	Powers of attorney.
25.1	***	—	Form T-1 Statement of Eligibility related to Senior Debt Securities and Subordinated Debt Securities under the Trust Indenture Act of U.S. Bank National Association.

*
Filed herewith.

**
To be filed by amendment or as an exhibit to a Current Report on Form 8-K in connection with a specific offering.

***
Previously filed.

QuickLinks

EXPLANATORY NOTE
PART II. INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 14. Other Expenses of Issuance and Distribution.
  Item 15. Indemnification of Directors and Officers.
  Item 16. Exhibits.
  Item 17. Undertakings.
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
EXHIBIT INDEX